Long-term debt	12 Months Ended
Dec. 31, 2019
Borrowings [abstract]
Long-term debt [Text Block]

20. Long-term debt

The movements in the long-term debt are as follows:

	2019	2018
	$	$
Balance - January 1	352,769	464,308
Increase in revolving credit facility	19,772	-
Decrease in revolving credit facility	(30,000)	(123,475)
Amortization of transaction costs	2,134	2,036
Accretion expense	4,657	4,456
Foreign exchange revaluation impact	(290)	5,444
Balance - December 31	349,042	352,769

The summary of the long-term debt is as follows:

	December 31,	December 31,
	2019	2018
	$	$

Convertible debentures(i),(ii)	350,000	350,000
Revolving credit facility(iii)	19,482	30,000
Long-term debt	369,482	380,000
Unamortized debt issuance costs	(6,733)	(8,867)
Unamortized accretion on convertible debentures	(13,707)	(18,364)
Long-term debt, net of issuance costs	349,042	352,769
Current portion	-	-
Non-current portion	349,042	352,769
	349,042	352,769

(i) Convertible debenture (2016)

The $50.0 million convertible debenture held by Ressources Québec, a wholly-owned subsidiary of Investissement Québec, bears interest at a rate of 4.0% per annum payable on a quarterly basis and has a five-year term maturing on February 12, 2021. Ressources Québec is entitled, at its option, to convert the debenture into common shares of the Company at a price of $19.08 at any time during the term of the debenture.

(ii) Convertible debentures (2017)

The $300.0 million convertible debentures bear interest at a rate of 4.0% per annum, payable semi-annually on June 30 and December 31 of each year, commencing on June 30, 2018. The convertible debentures are convertible at the holder's option into common shares of the Company at a conversion price equal to $22.89 per common share. The convertible debentures will mature on December 31, 2022 and may be redeemed by Osisko, in certain circumstances, on or after December 31, 2020. The Debentures are listed for trading on the TSX under the symbol "OR.DB".

    (iii) Revolving credit facility

In September 2019, the Company amended its Facility increasing the amount from $350.0 million to $400.0 million, with an additional uncommitted accordion of up to $100.0 million (for a total availability of up to $500.0 million), and extended its maturity date by one year to November 14, 2023.

The uncommitted accordion is subject to standard due diligence procedures and acceptance of the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalty, stream and other interests. The Facility is secured by the Company's assets, present and future (including the royalty, stream and other interests).

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate or London Inter-Bank Offer Rate ("LIBOR") plus an applicable margin depending on the Company's leverage ratio. As at December 31, 2019, the Facility was drawn for US$15.0 million ($19.5 million) and the effective interest rate was 4.22%, including the applicable margin. The Facility includes covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements.  As at December 31, 2019, all such ratios and requirements were met.